UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2010

Exact Name of Registrant as Specified
in Charter; State or Other Jurisdiction of
Incorporation; Address of Principal
	Executive Offices and Telephone	IRS Employer
Commission File Number	Number including area code	Identification Number
1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant or, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 7.01 Regulation FD Disclosure

Investor and Analyst Meeting

Pinnacle West Capital Corporation (“Pinnacle West”) is making presentations to investors and analysts on February 2, 2010. Copies of the slides may be available to such investors and analysts as early as February 1, 2010, and are attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Registrant(s)	Description
99.1	Pinnacle West Arizona Public Service Company	Pinnacle West slide presentation to investors and analysts on February 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated:   February 1, 2010

By:      /s/ James R. Hatfield

James R. Hatfield
Senior Vice President,
Chief Financial Officer and Treasurer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated:   February 1, 2010

By:      /s/ James R. Hatfield

James R. Hatfield
Senior Vice President,
Chief Financial Officer and Treasurer

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